Exhibit 10.15



      Datum   1. Dezember 2000
   Referenz   PB/vg
 Direktwahl   +41 1 944 22 85
    Telefax   +41 1 944 22 55



                               [Letterhead of Mettler-Toledo International Inc.]



Herrn
Dr. Jean-Lucien Gloor
Frohburgstrasse 33
8832 Wollerau

Sehr geehrter Herr Gloor

Im Anschluss an unsere Gesprache mochten wir Ihnen das formelle Stellenangebot von METTLER TOLEDO wie folgt unterbreiten:

Funktion                        Leiter der Funktion "Information Systems &
                                Logistics"
                                Mitglied des Group Management Committee der
                                METTLER TOLEDO Gruppe.

Anstellung und                  Mettler-Toledo GmbH, Greifensee.
Arbeitsort                      Dienstsitz Greifensee.

Entloehnung                     Basis-Salar: CHF 245'000.-- pro Jahr; zahlbar in
                                12 Monatsraten  von CHF 20'416.65.  Bonus gemass
                                Incentive Scheme POBS Plus. Dieser Bonus bemisst sich nach dem Grad der Zielerreichung nach folgendem Schema:

                                   3.75 % des Basis Salars fur die Spanne von 90
                                - 130 Zielpunkten. Fur 100 % Zielerreichung betragt der Bonus CHF 91'875.-- (37.5 % des Basis Salars).

Spesen Spesenpauschale gemass "Spesenreglementerganzung Gruppenleitung" von CHF 10'500.-- pro Jahr, zahlbar in 12 Monatsraten von CHF 875.--.

Stock Options                   Sie   erhalten    30'000   Stock   Options   der
                                Mettler-Toledo International Inc., die zum Bezug der entsprechenden MTD Aktien zu einem festen
                                Ausubungspreis im Rahmen des Stock Option Plans berechtigen. Die Begebung dieser Optionen kann in Bezug auf Termine gegenseitig abgesprochen werden.

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Personal-                       Mitglied  im  Mettler-Toledo  Fonds fur leitende
versicherungen                  Mitarbeiter;  Zusatzversicherung fur Berufs- und
                                Nichtberufsunfall, Taggeldversicherung zur
                                Absicherung des  Salarausfalls bei Krankheit und
                                Unfall. Die Pramien dieser Versicherungen werden voll durch METTLER TOLEDO getragen.

Ferien                          30 Arbeitstage pro Kalenderjahr.

Kuendigungsfrist                6 Monate fur beide Vertragspartner.

Stellenantritt                  1. April 2001 oder frueher, nach Vereinbarung.


Wir freuen uns sehr auf die Zusammenarbeit mit Ihnen in unserer Unternehmensgruppe und heissen Sie herzlich bei METTLER TOLEDO willkommen. Wir sind uberzeugt, dass Sie bei uns eine herausfordernde und zukunftsorientierte Aufgabenstellung erwartet.

Zum Zeichen Ihres Einverstandnisses bitten wir Sie, uns eine Kopie dieses Schreibens gegengezeichnet zurueck zu senden.

Mit freundlichen Grussen

Mettler-Toledo International Inc.


/s/                                                  /s/

Robert F. Spoerry                                    Peter Burker
Chairman, President and CEO                          Head Human Resources


/s/

Jean-Lucien Gloor

09.12.2000

Beilage

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